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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports in documents incorporated by reference into the Registration Statement to which this consent is an exhibit.



                                           ARTHUR ANDERSEN LLP

December 4, 1995

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